                                     UCFC                       Exhibit 20.3
                                UCFC Loan Trust
                                 Series 1996-A

                       Statement  To  Certificateholders


- ------------------------------------------------------------------------------------------------------------------------------------
Distribution Date:                                July 15, 1996
- ------------------------------------------------------------------------------------------------------------------------------------
LOAN GROUP 1 PRINCIPAL BALANCE:                                                                                      314,879,217.08
TOTAL PRINCIPAL:                                                                                                       3,045,267.82
PREPAYMENTS:                                                                                                           2,469,387.09
NET LIQUIDATION PROCEEDS:                                                                                                      0.00
TOTAL INTEREST:                                                                                                        1,736,072.34

LOAN GROUP 2 PRINCIPAL BALANCE:                                                                                       96,791,450.98
TOTAL PRINCIPAL:                                                                                                       1,317,820.91
PREPAYMENTS:                                                                                                           1,241,776.89
NET LIQUIDATION PROCEEDS:                                                                                                      0.00
TOTAL INTEREST:                                                                                                          489,626.59


CLASS A-1 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-2 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-3 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-4 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-5 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-6 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-7 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-8 CARRY-FORWARD AMOUNT:                                                                                                0.00
CLASS A-9 CARRY-FORWARD AMOUNT:                                                                                                0.00





SUBSTITUTION AMOUNTS GROUP 1:                                                                                                  0.00
LOAN PURCHASE PRICES GROUP 1:                                                                                                  0.00

SUBSTITUTION AMOUNTS GROUP 2:                                                                                                  0.00
LOAN PURCHASE PRICES GROUP 2:                                                                                                  0.00




RESERVE ACCOUNT BALANCE:                                                                                              17,247,452.43

INSURED PAYMENT GROUP 1:                                                                                                       0.00
INSURED PAYMENT GROUP 2:                                                                                                       0.00


SERVICING FEES DUE GROUP 1:                                                                                              132,468.54
SERVICING FEES DUE GROUP 2:                                                                                               40,878.86


GUARANTEE FEES DUE GROUP 1:                                                                                                    0.00
GUARANTEE FEES DUE GROUP 2:                                                                                                    0.00
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                                   Page 10                                                 (C) COPYRIGHT 1996 BANKERS TRUST COMPANY

                                      UCFC
                                UCFC Loan Trust
                                 Series 1996-A

                       Statement  To  Certificateholders


- ------------------------------------------------------------------------------------------------------------------------------------
Distribution Date:                                July 15, 1996
- ------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSSES GROUP 1:                                                                                                   0.00
NET REALIZED LOSSES GROUP 2:                                                                                                   0.00


CUMULATIVE RESERVE ACCOUNT WITHDRAWALS:                                                                                        0.00

SUBORDINATED AMOUNT:                                                                                                           0.00



- ------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND                                                                                                              LOANS
FORECLOSURE LOAN                                          30 TO 59                 60 TO 89               90 AND OVER         IN
INFORMATION                                                 DAYS                     DAYS                     DAYS       FORECLOSURE
- ------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE - GROUP 1                              4,662,662.94             1,901,838.96           1,041,743.46          0.00
NUMBER OF LOANS                                                   103                       41                     20             0
- ------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE - GROUP 2                              1,020,649.76               253,666.70             308,032.23          0.00
NUMBER OF LOANS                                                    18                        3                      2             0
- ------------------------------------------------------------------------------------------------------------------------------------
AGGREGATE PRINCIPAL  BALANCE                             5,683,312.70             2,155,505.66           1,349,775.69          0.00
AGGREGATE NUMBER OF LOANS                                         121                       44                     22             0
Note: Quantity and Principal Balance of Foreclosures are Included in the Delinquency Figures.
- ------------------------------------------------------------------------------------------------------------------------------------



LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                                                         16
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 1:                                                            914,485.17

LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                                                          0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS-GROUP 2:                                                                  0.00




REO LOANS - GROUP 1:                                                                                                              0
PRINCIPAL BALANCE OF REO LOANS - GROUP 1:                                                                                      0.00

REO LOANS - GROUP 2:                                                                                                              0
PRINCIPAL BALANCE OF REO LOANS - GROUP 2:                                                                                      0.00




BOOK VALUE OF REO PROPERTY:                                                                                                    0.00
REO PROCEEDS:                                                                                                                  0.00

REO PROPERTY MATTERS:                                                                   (SEE ATTACHMENTS IF ANY)

OTHER FORECLOSURE INFORMATION:                                                          (SEE ATTACHMENTS IF ANY)
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                                   Page 11                                                  (C) COPYRIGHT 1996 BANKERS TRUST COMPANY